SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report:  October 20, 1997
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(Date of earliest event reported)


                    WPS Resources Corporation
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      (Exact name of registrant as specified in its charter)



                            Wisconsin
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          (State or other jurisdiction of incorporation)


          1-11337                           39-1775292
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(Commission File Number)       (IRS Employer Identification No.)


700 North Adams Street, P.O. Box 19001, Green Bay, WI  54307-9001
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     (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (920)433-1466
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                         Not Applicable
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(Former name or former address, if changed since last report)


                        Page 1 of 4 Pages

                  Index to Exhibits is on Page 4

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ITEM 5.  Other Events.
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         On October 20, 1997, the Registrant issued a Press
Release announcing its financial results for the quarterly period ended September 30, 1997.


ITEM 7.  Financial Statements and Exhibits.
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         (c)  Exhibits.
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              99-1 Press release dated October 20, 1997,
                   regarding financial results of WPS Resources
                   Corporation for the quarterly period ended
                   September 30, 1997.




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PAGE
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                            SIGNATURES
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         Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      WPS RESOURCES CORPORATION



                      By:  /s/ P. D. Schrickel
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                           P. D. Schrickel
                           Executive Vice President


Date:  October 21, 1997



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PAGE
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                    WPS RESOURCES CORPORATION
                             FORM 8-K


                          EXHIBIT INDEX
                          -------------

Exhibit                                                    Page
-------                                                    ----

99-1      Press release dated October 20, 1997,
          regarding financial results of WPS Resources
          Corporation for the quarterly period ended
          September 30, 1997.


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